ESCROW AGREEMENT

         ESCROW AGREEMENT dated as of the 28th day of November, 2000, by and among Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, a "Major Shareholder"), AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" which after consummation of the Merger shall be the "Surviving Corporation" and together with USE, the "USE Parties"), Cinergy Energy Solutions, Inc., a Delaware corporation ("CES" and together with the USE Parties, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP having an office at 900 Third Ave., New York, New York, 10022 (the "Escrow Agent").


                              W I T N E S S E T H:
                  WHEREAS, Zahren Alternative Power Corporation ("ZAPCO") and the USE Parties are parties to an Agreement and Plan of Reorganization and Merger dated as of the date hereof (the "Merger Agreement"); and

                  WHEREAS,   pursuant  to  the  Merger   Agreement,   the  Major
Shareholders and the Beneficiaries entered into an indemnification agreement dated as of the date hereof (the "Indemnification Agreement"); and

                  WHEREAS,   the  Merger   Agreement  and  the   Indemnification
Agreement contemplate the execution and delivery of an Escrow Agreement by the parties hereto.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Capitalized terms used herein without definition shall have the same meaning as ascribed to them in the Merger Agreement.

                  2. Escrow Agent agrees to hold and disburse (i) cash, shares of USE's Series C Preferred Stock ("Preferred Stock") and shares of USE's common stock ("Common Stock" and together with the Preferred Stock, the "Stock") delivered to it pursuant to the Merger Agreement on account of the possibility of a post-closing adjustment to the Merger Consideration (the "Working Capital Escrow Fund") and (ii) cash and shares of Stock delivered to it pursuant to the Merger Agreement on account of the obligations of the Major Shareholders pursuant to the Indemnification Agreement (the "Indemnification Escrow Fund" and together with the Working Capital Escrow Fund, the "Escrow Funds") pursuant to the terms hereof. The cash portion of the Escrow Funds shall be invested by Escrow Agent in accordance with the written direction of the Major Shareholder Agent from the investments set forth on Schedule A hereto; as such Schedule A may be amended by mutual agreement of CES, USE and the Major Shareholder Agent from time to time, provided, however that in the absence of any such direction the Escrow Agent shall deposit and maintain such cash portion in an interest-bearing bank account at Bankers Trust Company. Escrow Agent shall not be responsible for any interest earned or other earnings on the cash portion of the Escrow Funds, except for such interest or other earnings as is actually received, nor for the loss of any interest or other earnings arising from the withdrawal of the cash portion of the Escrow Funds prior to the date of maturity of any deposit.

                  3. (a) The parties acknowledge that the Working Capital Escrow Fund shall serve as a source of funding for amounts owing by shareholders of ZAPCO to the Surviving Corporation as a result of the post-closing adjustment pursuant to Section 2.05 of the Merger Agreement ("Adjustment Claims"). If the Surviving Corporation shall request a disbursement from the Working Capital Escrow Fund associated with any Adjustment Claim, it shall give notice of such request (which notice shall be executed by the Surviving Corporation) to the Escrow Agent and the Major Shareholder Agent, which notice shall set forth the amount requested, the basis for such request, and reasonable documentation to support such request (such notice being substantially in the form of Exhibit A hereto). The Escrow Agent shall disburse the amount requested within 10 days of its receipt of the notice in the event the Escrow Agent shall not have received a notice of objection from the Major Shareholder Agent within such period. In the event the Escrow Agent shall receive a notice of objection from the Major Shareholder Agent within such period, it shall not disburse the amount requested unless and until it shall have received (i) the joint written notice of the Major Shareholder Agent and the Surviving Corporation setting forth the joint direction of such parties (such notice being substantially in the form of Exhibit B hereto), (ii) a written instrument representing a final and non-appealable order or similar direction with respect to the disposition of such amount issued by the arbitrator or arbitration forum, or (iii) a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of such funds; the Escrow Agent shall also be entitled, in its sole discretion, to deposit such Working Capital Escrow Fund with the clerk of the court in which any litigation between the parties is pending, or with the clerk of an appropriate court in New York, New York. The Escrow Agent shall make disbursements from the Working Capital Escrow Fund in the following order: (1) first, by releasing cash from such Fund; (2) second, if there is no remaining cash in such Fund, by liquidating the assets (other than the Stock) in such Fund and releasing the proceeds; and (3) third, if there are no assets other than the Stock in such Fund, by releasing the Stock in such Fund, which shall be valued according to the Merger Consideration Value, as defined in the Merger Agreement; if there are no assets in the Working Capital Escrow Fund, the Escrow Agent shall make disbursements of cash, Common Stock and Preferred Stock from the Indemnification Escrow Fund in proportion to the aggregate amount of cash (including any investments made pursuant to Section 2 hereof and the proceeds thereof), Common Stock and Preferred Stock in the Indemnification Escrow Fund, with the Stock being valued according to the Merger Consideration Value.

                  (b) At any time after the finalization of the Effective Date Balance Sheet, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Surviving Corporation to disburse all amounts then remaining in the Working Capital Escrow Fund less the Disputed Amount (as defined below) to the Major Shareholder Agent for the distribution in accordance with the instructions contained in such notification. In the event the Escrow Agent shall not have received a notice of objection (asserting that such conditions have not been satisfied) from the Surviving Corporation within 10 days after delivery of such notice to the Escrow Agent, it shall be required to disburse all amounts then remaining in the Working Capital Escrow Fund less the Disputed Amount to the Major Shareholder Agent for the distribution in accordance with the instructions contained in such notification from the Major Shareholder Agent. In the event that the Escrow Agent shall receive a timely notice of objection (asserting that such conditions have not been satisfied) within such period from the Surviving Corporation, it shall not disburse any portion of the Working Capital Escrow Fund and shall disburse the Working Capital Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(a) hereof. The "Disputed Amount" is the amount (as reasonably determined by the Surviving Corporation), including interest and fees (including legal fees and expenses) for which the Surviving Corporation has made Adjustment Claims that have not been settled and paid in accordance with the provisions of Section 3(a). The Escrow Agent shall retain in the Working Capital Escrow Fund to provide for the Disputed Amount an amount equal to the Dispute Amount as follows: (1) first, by retaining cash from such Fund; (2) second, if there is not sufficient cash in such Fund, by retaining such of the assets (other than the Stock) in such Fund (valued according to the amount that could be obtained if they were liquidated); (3) third, if there is not sufficient cash and assets other than the Stock in such Fund, by retaining such Stock in such Fund, which shall be valued according to the Merger Consideration Value, as defined in the Merger Agreement; such amounts as are not required to be retained in the Working Capital Escrow Fund shall be disbursed to the Major Shareholder Agent for distribution in accordance with the instructions contained in such notification.

                  At any time after the finalization of the Effective Date Balance Sheet that all Adjustment Claims that have been set forth in notices provided under Sections 3(a) of this Agreement have been settled and paid in accordance with the provisions of Section 3(a) and no such claims remain outstanding, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Surviving Corporation that the post-closing adjustment has been completed. In the event the Escrow Agent shall not have received a notice of objection (asserting that such conditions have not been satisfied) from the Surviving Corporation within 10 days after delivery of such notice to the Escrow Agent, it shall be required to disburse all amounts then remaining in the Working Capital Escrow Fund to the Major Shareholder in accordance with the instructions contained in such notification from the Major Shareholder Agent. In the event that the Escrow Agent shall receive a timely notice of objection (asserting that such conditions have not been satisfied) within such period from the Surviving Corporation, it shall not disburse any portion of the Working Capital Escrow Fund and shall disburse the Working Capital Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(a) hereof.

                  (c) The parties acknowledge that the Indemnification Escrow Fund shall serve as a source of funding for amounts owing by the Major Shareholders to the Beneficiaries pursuant to Section 3(a) of the Indemnification Agreement ("Claims"). If any Beneficiary shall request a disbursement from the Escrow Fund associated with any Claim, it shall give notice of such request (which notice shall be executed by such Beneficiary) to the Escrow Agent and the Major Shareholders, which notice shall set forth the amount requested, the basis for such request, and reasonable documentation to support such request (such notice being substantially in the form of Exhibit C hereto). The Escrow Agent shall disburse the amount requested within 10 days of its receipt of the notice in the event the Escrow Agent shall not have received a notice of objection from the Major Shareholder Agent within such period. In the event the Escrow Agent shall receive a notice of objection from the Major Shareholder Agent within such period, it shall not disburse the amount requested unless and until it shall have received (i) the joint written notice of the Major Shareholder Agent and such Beneficiary setting forth the joint direction of such parties (such notice being substantially in the form of Exhibit D hereto), (ii) a written instrument representing a final and non-appealable order or similar direction with respect to the disposition of such amount issued by the arbitrator or arbitration forum, or (iii) a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of such funds; the Escrow Agent shall also be entitled, in its sole discretion, to deposit such Escrow Funds with the clerk of the court in which any litigation between the parties is pending, or with the clerk of an appropriate court in New York, New York. The Escrow Agent shall make disbursements of cash, Common Stock and Preferred Stock from the Indemnification Escrow Fund in proportion to the aggregate amount of cash (including any investments made pursuant to Section 2 hereof and the proceeds thereof), Common Stock and Preferred Stock in the Indemnification Escrow Fund, with the Stock which valued according to the Merger Consideration Value.

                  (d) At any time following the Release Date, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Beneficiaries that the Escrow Agent shall disburse to the Major Shareholder Agent the Non-Disputed Portion (as defined below) of the Escrow Fund. In the event the Escrow Agent shall not have received a notice of objection from either Beneficiary within 10 days after delivery of such notice, it shall be required to disburse the Non-Disputed Portion to the Major Shareholders in accordance with the instructions contained in the Major Shareholder Agent's notification and this Agreement shall terminate. In the event that the Escrow Agent shall receive a notice of objection from either Beneficiary within such period, it shall not disburse any portion of the Escrow Fund and shall disburse the Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(c) hereof. The "Non-Disputed Portion" equals the Escrow Fund less the product of (i) a fraction, the numerator of which is (A) the value of USE Shares in the Indemnification Escrow Fund (valued in accordance with the definition of Merger Consideration Value) plus the amount of cash in the Indemnification Escrow Fund, and the denominator of which is (B) the value of USE Shares in the Indemnification Escrow Fund (valued in accordance with the definition of USE Shares) plus the amount of cash in the Indemnification Escrow Fund plus the Contingent Merger Payment, as adjusted through such time and (ii) the amount at issue (as reasonably determined by the Beneficiary that provided such notice of Claim), including interest and fees (including legal fees and expenses) (the "Amount at Issue"), under the Claims that have been set forth in notices provided under Section 3(c) of this Agreement and have not been settled and paid in accordance with Section 3(c); each Beneficiary agrees that upon a request of the Major Shareholder Agent following the Release Date, it shall promptly prepare with respect to each Claim that has been set forth in notices provided by it under Section 3(c) of this Agreement and has not been settled and paid in accordance with Section 3(c), a statement setting forth the Amount at Issue. The Escrow Agent shall make disbursements of cash, Common Stock and Preferred Stock from the Non-Disputed Portion of the Indemnification Escrow Fund in proportion to the aggregate amount of cash (including any investments made pursuant to Section 2 hereof and the proceeds thereof), Common Stock and Preferred Stock in the Indemnification Escrow Fund, with the Stock being valued according to the Merger Consideration Value.

                  At any time following the Release Date that all Claims that have been set forth in notices provided under Sections 3(c) of this Agreement have been settled and paid in accordance with the provisions of Section 3(c), no such Claims remain outstanding, the Major Shareholder Agent may, at its option, give notice to the Escrow Agent and the Beneficiaries that all of such conditions have been fulfilled. In the event the Escrow Agent shall not have received a notice of objection from either Beneficiary within 10 days after delivery of such notice, it shall be required to disburse all amounts and Shares then remaining in the Escrow Fund to the Major Shareholders in accordance with the instructions contained in the Major Shareholder Agent's notification and this Agreement shall terminate. In the event that the Escrow Agent shall receive a notice of objection from either Beneficiary within such period, it shall not disburse any portion of the Escrow Fund and shall disburse the Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(c) hereof. The "Release Date" shall be the date eighteen months following the date hereof.

                  (e) The Escrow Agent shall not be required to determine the reasonableness of any action or inaction by the Major Shareholder Agent but shall be entitled to rely on such action or inaction for the purposes of taking any action pursuant to this Section 3.

                  4. Escrow Agent shall not be liable in any way or to any person for its refusal to comply with adverse claims and demands being made upon it, and shall not be responsible for any act or failure to act on its part, nor shall it have any liability under this Escrow Agreement, except in the case of willful default or gross negligence. This Escrow Agreement shall terminate and Escrow Agent shall be automatically released from all responsibility and liability upon Escrow Agent's delivery or deposit of the Escrow Funds in accordance with the provisions of this Escrow Agreement.

                  5. Escrow Agent or any member of its firm shall be permitted to act as counsel for the Major Shareholders and the Beneficiaries in any dispute or question as to any matter arising out of the Merger Agreement, the Indemnification Agreement or this Escrow Agreement.

                  6. Escrow Agent may resign or be discharged at any time and, in such event, shall deliver the Escrow Funds pursuant to the joint written instructions of the Major Shareholder Agent and the Beneficiaries or, in the absence of such instructions, may deposit the Escrow Funds with the clerk of an appropriate court in New York, New York.

                  7. Escrow Agent shall be indemnified by the Major Shareholders and the Beneficiaries against any liabilities, damages, losses, costs or expenses incurred by, or claims or charges made against, Escrow Agent (including reasonable counsel fees, disbursements and court costs) by reason of its acting or failing to act in connection with any of the matters contemplated by, or in carrying out the terms of, this Escrow Agreement, except as a result of its willful malfeasance or gross negligence.

                  8.  Any  notice  or  communication  pursuant  to  this  Escrow
Agreement shall be delivered in accordance with the provisions of the Indemnification Agreement, addressed to the Major Shareholders and the Beneficiaries and to the Escrow Agent at the address set forth above. Notice shall be deemed effective as provided in the Indemnification Agreement.

                    9. This Escrow Agreement, the Indemnification Agreement and the Merger Agreement set forth the entire understanding of the parties hereto. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Major Shareholders Agent (acting on behalf of the Major Shareholders), the Escrow Agent and the Beneficiaries.

                  10.  Each  Major   Shareholder   hereby   appoints  the  Major
Shareholder Agent as his representative to take any action and receive any notice hereunder on behalf of such Major Shareholder as set forth herein.

                  11. This Agreement shall not become effective until the Effective Time (as defined in the Merger Agreement). If the Merger Agreement is terminated before the Effective Time, this Agreement shall be null and void and of no effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date and year first above written.

                              MAJOR SHAREHOLDERS:

                              AJG Financial Services, Inc.


                              By: /s/   Mark P. Strach
                                  -------------------------
                                  Name:
                                  Title:

                              BERNARD J. ZAHREN

                                 /s/ Bernard J. Zahren
                                 ---------------------------


                             ENVIRONMENTAL OPPORTUNITIES FUND

                             By: /s/ Kenneth Leung
                                 ---------------------------
                                Name:
                                Title:



                             ENVIRONMENTAL OPPORTUNITIES FUND/CAYMAN


                             By: /s/    Kenneth Leung
                                 ------------------------------
                                 Name:
                                 Title:



                             FINOVA MEZZANINE CAPITAL CORP.


                             By: /s/ Kevin Pearce
                                 -----------------------------------
                                 Name:
                                 Title:

                            FREDERIC ROSE

                            /s/ Frederic Rose
                            -------------------


                            M & R ASSOCIATES


                            By: /s/ Frederic Rose
                            -----------------------------
                            Name:   Frederic Rose
                            Title:  President


                            MARTIN F. LAUGHLIN

                            /s/ Martin F. Laughlin
                            -----------------------------



                            MICHAEL J. CAROLAN

                            /s/ Michael J. Carolan
                            -----------------------------



                            RICHARD J. AUGUSTINE

                            /s/ Richard J. Augustine
                            ------------------------------



                             MAJOR SHAREHOLDER AGENT:


                             AJG FINANCIAL SERVICES, INC

                             By: /s/    John C. Rosengren
                                 -------------------------
                                 Name:  John C. Rosengren
                                 Title: Vice President and
                                 General Counsel

                                 BENEFICIARIES:

                                 U.S. ENERGY SYSTEMS, INC.

                                 /s/    Goran Mornhed
                                 ---------------------------
                                 Name:  Goran Mornhed
                                 Title: President & Chief Operating Officer

                                 USE ACQUISITON CORP.

                                 /s/    Goran Mornhed
                                 ---------------------------
                                  Name:
                                  Title:

                                  CINERGY ENERGY SOLUTIONS INC.

                                  /s/   M. Stephen Harkness
                                  ---------------------------
                                  Name: M. Stephen Harkness
                                  Title: President and Chief Operating Officer

                                  ESCROW AGENT:

                                  TANNENBAUM HELPERN SYRACUSE & HIRSCHTRITT LLP

                                  By: /s/ Stephen Rosenberg
                                      A Member of the Firm

                                    Exhibit A
                           FORM OF DISBURSEMENT NOTICE
                                   CERTIFICATE


          This certificate is being issued pursuant to Section 3(a) of that certain Escrow Agreement (the "Escrow Agreement") dated as of November 28, 2000 by and among Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Major Shareholder"), AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE and CES, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP as Escrow Agent (the "Escrow Agent"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned, Sub, hereby certifies that:

         1. The undersigned is requesting the Escrow Agent release the amount of $_______, _______ shares of Common Stock and _______ shares of Preferred Stock from the Escrow Fund.

         2. The undersigned is requesting the amount in Paragraph 1 above on account of [brief description of the claim] (the "Claim");

         3. Attached hereto is documentation which supports the amount of the Claim; and

         4. A copy of this Certificate, including all attachments, has been sent to the Major Shareholder Agent in the manner set forth in the Escrow Agreement.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ________day of ----------- --------.


                                              USE ACQUISITION CORP.



                                              Name:
                                              Title:

                                    Exhibit B
                        FORM OF JOINT DISBURSEMENT NOTICE
                                   CERTIFICATE


                   This certificate is being issued pursuant to Section 3(a) of that certain Escrow Agreement (the "Escrow Agreement") dated as of November 28, 2000 by and among Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Major Shareholder"), AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE and CES, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP as Escrow Agent (the "Escrow Agent"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned, Sub and the Major Shareholder Agent, each hereby certify that:

         1. On __________, ___ Sub filed a certificate (a copy of which was attached to this certificate with the Escrow Agent) (the "Disputed Certificate") with the Escrow Agent and the Major Shareholder Agent pursuant to Section 3(a) of the Escrow Agreement.

         2. The Major Shareholder Agent disputed an element of the Disputed Certificate in accordance with the above provision of the Escrow Agreement.

         3. The parties hereto are now jointly requesting the Escrow Agent release the amount of $_______, _______ shares of Common Stock and _______ shares of Preferred Stock from the Escrow Fund to Sub as the agreed-to payment with respect to the Disputed Certificate.

         IN WITNESS WHEREOF, Sub and the Major Shareholder Agent have executed and delivered this Certificate as of the ________day of ___________ ________.

                                                USE ACQUISITION CORP.


                                                Name:
                                                Title:

                                                MAJOR SHAREHOLDER AGENT:


                                                --------------------------

                                    Exhibit C
                           FORM OF DISBURSEMENT NOTICE
                                   CERTIFICATE


          This certificate is being issued pursuant to Section 3(c) of that certain Escrow Agreement (the "Escrow Agreement") dated as of November 28, 2000 by and among Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Major Shareholder"), AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE and CES, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP as Escrow Agent (the "Escrow Agent"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned, one of the Beneficiaries, hereby certifies that:

         1. The undersigned is requesting the Escrow Agent release the amount of $_______, _______ shares of Common Stock and _______ shares of Preferred Stock from the Escrow Fund.

         2. The undersigned is requesting the amount in Paragraph 1 above on account of [brief description of the claim] (the "Claim");

         3. Attached hereto is documentation which supports the amount of the Claim; and

         4. A copy of this Certificate, including all attachments, has been sent to each Major Shareholder in the manner set forth in the Escrow Agreement.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ________day of ----------- --------.


                                          [                            ]


                                            Name:
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                                    Exhibit D
                        FORM OF JOINT DISBURSEMENT NOTICE
                                   CERTIFICATE

                   This certificate is being issued pursuant to Section 3(c) of that certain Escrow Agreement (the "Escrow Agreement") dated as of November 28, 2000 by and among Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Major Shareholder"), AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for the Major Shareholders, Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE and CES, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP as Escrow Agent (the "Escrow Agent"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned each hereby certify that:

         1. On __________, ___ one of the Beneficiaries (the "Requesting Party") filed a certificate (a copy of which was attached to this certificate with the Escrow Agent) (the "Disputed Certificate") with the Escrow Agent and the other parties required under Section 3(c) of the Escrow Agreement.

         2. The Major Shareholder Agent disputed an element of the Disputed Certificate in accordance with the above provision of the Escrow Agreement.

         3. The parties hereto are now jointly requesting the Escrow Agent release the amount of $_______ _______ shares of Common Stock and _______ shares of Preferred Stock from the Escrow Fund to the Requesting Party as the agreed-to payment with respect to the Disputed Certificate.

         IN WITNESS WHEREOF, the Major Shareholder Agent and the Requesting Party have executed and delivered this Certificate as of the ________day of
___________ ________.


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                                          Name:
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                                          MAJOR SHAREHOLDER AGENT:

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